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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-10529

The Investment House Funds
(Exact name of registrant as specified in charter)

300 Corporate Pointe, Suite 380	Culver City, California 90230
(Address of principal executive offices)	(Zip code)

Timothy J. Wahl

The Investment House LLC

300 Corporate Pointe, Suite 380, Culver City, California 90230
(Name and address of agent for service)

Registrant's telephone number, including area code:	(310) 873-3020

Date of fiscal year end:	July 31

Date of reporting period:	January 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The *Investment* House Funds

The Investment House Growth Fund

Semi-Annual Report
January 31, 2020
(Unaudited)

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at 1-888-456-9518 or, if you own these shares through a financial intermediary, by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at 1-888-456-9518. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this document to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held with the Fund complex or at your financial intermediary.

The Investment House Growth Fund
Letter to Shareholders
January 31, 2020

We closed out the first half of fiscal 2020 on January 31, 2020 and would like to thank you for joining us as shareholders of The Investment House Growth Fund (the “Fund”). This is our 19th year advising the Fund, and for those of you who have been with us from the beginning, we are pleased to report a cumulative gain since inception of 400.78% versus 300.13% for the S&P 500 Index (the “S&P”). Since the Fund’s inception on December 28, 2001, the Fund has had an average annual return of 9.31% through January 31, 2020 versus 7.97% for the S&P for the same period.

Our largest sector concentrations continue to be in Information Technology (42.2% vs. 24.2% for the S&P) and Communication Services (16.8% vs. 10.5%), together comprising 59.0% of the Fund’s holdings at January 31, 2020. The balance of our holdings were comprised of 12.8% Consumer Discretionary; 11.0% Health Care; 7.1% Industrials; 4.2% Materials; 3.7% Consumer Staples; 2.1% Financials and 0% Energy, Real Estate and Utilities.

Our top 5 holdings comprised 35.3% of the portfolio, and the majority were related in some way to the Technology or Communications Sectors. (Recently S&P has reclassified Facebook and Alphabet from ‘Technology’ to ‘Communications,’ which of course does nothing to change their nature, and so henceforth, when we say ‘technology’ we are referring to both groups broadly, regardless of their narrow classification.) In any case, it is important to remember that such categorizations we view as somewhat arbitrary, as they stretch across a vast landscape of different kinds of businesses, from social media (Facebook); to information management (Intuit); to a branded lifestyle, entertainment, and productivity ecosystem (Apple), to e-commerce (Amazon, Alibaba). In fact, in this age, it is very hard to find any business which does not, in some important way, directly make use of and benefit from digital information or communications technologies, and therefore we regard the 59.0% Technology & Communications category membership of our portfolio companies as a far more economically and financially diverse sector than the single name “Technology” (or “Communications”) would suggest.

Below is a table reflecting the weights of the key S&P sectors vs. the corresponding weights of the Fund’s holdings:

Sector	S&P Weight	Fund Weight (% of net assets)
Communication Services	10.5%	16.8%
Consumer Discretionary	9.8%	12.8%
Consumer Staples	7.2%	3.7%
Energy	3.9%	0
Financials	12.6%	2.1%
Health Care	13.8%	11.0%
Industrials	9.0%	7.1%
Information Technology	24.2%	42.2%
Materials	2.5%	4.2%
Real Estate	3.0%	0
Utilities	3.5%	0

The size and first half performance of our 10 largest holdings are shown in the table below:

Fund Holding	Weight (% of net assets)	8/1/19 – 1/31/20 Return %
Facebook	9.4	3.9
Apple	8.2	46.2
Alphabet (A & C)*	7.4	3.7
Intuit	7.2	7.2
Amazon	6.8	7.6
PayPal Holdings	3.7	3.1
Intuitive Surgical	3.6	3.6
Alibaba	3.6	19.3
Texas Instruments	3.0	-2.0
Total	52.9

*	Alphabet (A & C) represents two separate holdings in the Fund’s portfolio.

RISK MANAGEMENT AND DIVERSIFICATION

Our attitude toward Risk Management remains the same: we define risk as the chance of permanent capital loss. We attempt to limit this risk by selecting the very best companies we can, and to manage portfolio risk by diversifying our separate company holdings. To the extent that such holdings, though in different companies, remain in or are related to the same sectors on the economy, then such concentrations may add to sector risk.

PORTFOLIO TURNOVER

We continue to believe that less portfolio activity with the right companies is far superior to more activity with the wrong ones. According to Morningstar, this policy of enlightened lethargy has resulted in an average annualized estimated “Tax-adjusted Pre-Liquidation Return” of 9.08% per year for the Fund since its inception through January 31, 2020 versus a pre-tax return of 9.31%. Our inactivity, therefore, has benefited you, our shareholders, by costing the Fund only 23 basis points (twenty three hundredths of a percentage point) in average annual returns over the course of our nineteen plus years. Of course, we still have just a little way to go to hit zero, but we are mighty close.

Our average rate of turnover for the six months was approximately 2%. As in the past, we try to invest in companies we believe have strong, profitable competitive advantages which are growing and sustainable long into the future, such that time is our best friend in owning them. Sometimes we get it wrong, or there is a change in circumstance which requires a change in our positioning. In all cases though, we are motivated by producing the greatest after-tax growth of capital consistent with our desire to minimize the risk of permanent capital loss.

The Power of Growth

Last summer at fiscal year end, we commented that the strange prevalence of negative interest rates across the globe could only serve to make the relative value of growing corporate cash flows – versus the fixed cash flows available to bondholders – in the long run more valuable, even in the event of a slowdown, as eventually the growth of the cash flows, discounted at a now lower rate, has a greater net present value (or financial value), even if the road is a bumpy one.

This is not a coincidence, for especially in times of distress, the entrepreneurial vitality and technological prowess of the U.S. shines like a beacon around a much dimmer world. The chart below quantifies this effect, showing how the power of only four companies – Facebook, Amazon, Netflix, and Alphabet (formerly Google) – have contributed 1.23% per annum to the S&P return for each year over the last five years. In other words, only four companies out of 500 - or less than 1% - has accounted for fully 13% (1.23%/9.42%) of the entire compound S&P return over the last five years. Three of these companies are among our largest holdings: Amazon, Facebook, and Alphabet.

FANG Performance & Share of S&P 500

MARKET CAP: FANG PERFORMANCE RELATIVE TO S&P 500 EX-FANG*
(ratio scale, indexed to 100 on 12/21/2012, when all FANG issues were trading)
2/21
FANG (700.1)
S&P 500 (215.9)
S&P 500 ex-FANG (199.8)
800
700
600
500
400
300
200
100
2013
2014
2015
2016
2017
2018
2019
2020
2021
yardeni.com

* FANG stocks include Facebook, Amazon, Netflix, and Google (Alphabet).
Market cap includes both classes of Alphabet.
Source: Standard & Poor's and Yardeni Research Inc.

FANG STOCKS % SHARE OF S&P 500 MARKET CAP AND FORWARD EARNINGS & REVENUES
(percent)
2/21
Share of S&P 500
Capitalization (10.5)
Earnings (3.7)
Revenues (0.4)
12
10
8
6
4
2
0
2013
2014
2015
2016
2017
2018
2019
2020
2021
yardeni.com

* FANG stocks include Facebook, Amazon, Netflix, and Google (Alphabet).
Market cap includes both classes of Alphabet.
Source: I/B/E/S data by Refinitiv.

How can this be? As the charts above reveal, it is simple: persistent, large growth. Where growing companies are throwing off healthy cash flows, this recipe, over the long term, wins every time.

And it is this recipe which we continue to use as we look out to the future, no matter what the news may hold.

Sincerely,

The Investment House LLC

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please visit www.tihfunds.com or call 1-888-456-9518 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Investment House Growth Fund is distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the adviser’s current opinions and views of the financial markets. Although the adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

Some of the information given in this publication has been produced by unaffiliated third parties and, while it is deemed reliable, the adviser does not guarantee its timeliness, sequence, accuracy, adequacy, or completeness and makes no warranties with respect to results to be obtained from its use.

A note on the Coronavirus.

First and foremost, we hope you are safe and secure during this extraordinary period. The spread of the coronavirus and related economic fallout are creating challenges for all of us. Coronavirus fears have sent stocks plummeting from historic highs to bear market lows.

Successful investing or the long-term growth of capital is easy to posit and yet so difficult to accomplish. Pandemics, recessions, depressions and now the newly coined ‘cessation’ (a government mandated shutdown of economic activity) has come along and rattled investors.

The next few quarters are going to be messy and we certainly do not underestimate the economic and societal disruption we’re about experience. The question is how long and deep the slowdown will be. Are we headed into a recession? And if so, how deep? Is this the end of the bull market or a sharp pullback in a longer ride up?

While Coronavirus will reduce forward economic activity, it helps that we finished February on strong economic footing. Yes, unemployment will rise and economic activity will decline, but there can also be a rebound.

The Federal Reserve, led by Jerome Powell, appears determined to aid the recovery by lowering interest rates to near zero and committing to provide an ample flow of credit by buying Treasuries and corporate debt at unprecedented levels.

The uncertainty related to the Coronavirus has encouraged Congress to pass an economic relief bill in excess of $2.2 trillion that will provide direct payments to consumers, expand eligibility and monthly payments for unemployment benefits and provide additional funding for states and cities to assist households and businesses.

Our discipline requires we maintain a diversified portfolio of what we believe are the best companies that capitalism has to offer. We prefer experienced management, focused on the long term, with strong balance sheets and a history of (and vision towards) profitable growth. In difficult times, these companies tend to not just survive but grow market share, ultimately expanding profit margins as the economy mends.

The weeks and months to come are certain to bring uncertainty and new complications; but, pandemics typically slow growth and then we recover. In these volatile times, we here at The Investment House will remain focused on the long-term. We prefer to look over the valley and locate new opportunities. The frequently maligned millennials must be gleeful about the opportunity to buy residences at “crazy” low mortgage rates and we expect some extremely important developments in the drug industry. Opportunity abounds.

The Investment House Growth Fund
Performance Information
January 31, 2020 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
The Investment House Growth Fund and the S&P 500 Index Since Inception*

Average Annual Total Returns (for periods ended January 31, 2020)
	1 Year	5 Years	10 Years	Since Inception*
The Investment House Growth Fund (a)(b)	23.42%	14.11%	15.71%	9.31%
S&P 500 Index	21.68%	12.37%	13.97%	7.97%

*	Initial public offering of shares was December 28, 2001.
(a)	The Fund’s total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	The Fund’s expense ratio for the six months ended January 31, 2020 was 1.42%. The expense ratio as disclosed in the December 1, 2019 prospectus was 1.42%.

The Investment House Growth Fund
Portfolio Information
January 31, 2020 (Unaudited)

Sector Diversification vs. the S&P 500 Index
(% of Total Investments)

Top 10 Holdings

Security Description	% of Net Assets
Facebook, Inc. - Class A	9.4%
Apple, Inc.	8.2%
Intuit, Inc.	7.2%
Amazon.com, Inc.	6.8%
Alphabet, Inc. - Class C	3.7%
Alphabet, Inc. - Class A	3.7%
PayPal Holdings, Inc.	3.7%
Intuitive Surgical, Inc.	3.6%
Alibaba Group Holding Ltd. - ADR	3.6%
Texas Instruments, Inc.	3.0%

The Investment House Growth Fund Schedule of Investments January 31, 2020 (Unaudited)
COMMON STOCKS — 98.3%	Shares	Value
Communication Services — 16.8%
Interactive Media & Services — 16.8%
Alphabet, Inc. - Class A (a)	3,600	$5,158,008
Alphabet, Inc. - Class C (a)	3,609	5,176,136
Facebook, Inc. - Class A (a)	65,000	13,124,150
		23,458,294
Consumer Discretionary — 12.8%
Hotels, Restaurants & Leisure — 1.0%
Carnival Corporation	30,000	1,305,900

Internet & Direct Marketing Retail — 11.8%
Alibaba Group Holding Ltd. - ADR (a)	24,000	4,958,160
Amazon.com, Inc. (a)	4,725	9,491,202
Booking Holdings, Inc. (a)	1,100	2,013,605
		16,462,967
Consumer Staples — 3.7%
Beverages — 0.5%
Constellation Brands, Inc. - Class A	4,000	753,200

Food & Staples Retailing — 1.1%
Costco Wholesale Corporation	5,000	1,527,600

Household Products — 2.1%
Church & Dwight Company, Inc.	22,000	1,632,840
Clorox Company (The)	8,000	1,258,480
		2,891,320
Financials — 2.1%
Capital Markets — 2.1%
Intercontinental Exchange, Inc.	30,000	2,992,200

Health Care — 9.4%
Health Care Equipment & Supplies — 6.2%
Baxter International, Inc.	9,000	802,980
Intuitive Surgical, Inc. (a)	9,000	5,038,020
Medtronic plc	10,000	1,154,400
Stryker Corporation	7,500	1,580,250
		8,575,650

The Investment House Growth Fund Schedule of Investments January 31, 2020 (Unaudited) (Continued)
COMMON STOCKS — 98.3% (Continued)	Shares	Value
Health Care — 9.4% (Continued)
Health Care Providers & Services — 2.1%
CVS Health Corporation	18,000	$1,220,760
Henry Schein, Inc. (a)	25,400	1,751,076
		2,971,836
Life Sciences Tools & Services — 1.1%
Charles River Laboratories International, Inc. (a)	10,000	1,545,800

Industrials — 7.1%
Air Freight & Logistics — 2.4%
FedEx Corporation	11,000	1,591,040
XPO Logistics, Inc. (a)	20,000	1,778,400
		3,369,440
Airlines — 0.9%
Delta Air Lines, Inc.	23,000	1,282,020

Commercial Services & Supplies — 2.2%
Waste Management, Inc.	25,000	3,042,500

Machinery — 0.5%
Cummins, Inc.	4,500	719,865

Road & Rail — 1.1%
Norfolk Southern Corporation	7,000	1,457,470

Information Technology — 42.2%
Communications Equipment — 1.5%
Cisco Systems, Inc.	45,000	2,068,650

Electronic Equipment, Instruments & Components — 1.2%
Corning, Inc.	60,000	1,601,400

IT Services — 11.4%
Accenture plc - Class A	17,900	3,673,259
Automatic Data Processing, Inc.	7,000	1,199,730
Paychex, Inc.	24,000	2,058,480
PayPal Holdings, Inc. (a)	45,000	5,125,050
Square, Inc. - Class A (a)	25,000	1,867,250
Visa, Inc. - Class A	10,000	1,989,700
		15,913,469

The Investment House Growth Fund Schedule of Investments January 31, 2020 (Unaudited) (Continued)
COMMON STOCKS — 98.3% (Continued)	Shares	Value
Information Technology — 42.2% (Continued)
Semiconductors & Semiconductor Equipment — 4.9%
Intel Corporation	23,000	$1,470,390
QUALCOMM, Inc.	13,700	1,168,747
Texas Instruments, Inc.	35,000	4,222,750
		6,861,887
Software — 15.0%
Adobe, Inc. (a)	12,000	4,213,680
Autodesk, Inc. (a)	11,000	2,165,350
CrowdStrike Holdings, Inc. - Class A (a)	16,000	977,440
Intuit, Inc.	36,000	10,093,680
Microsoft Corporation	10,000	1,702,300
SAP SE - ADR	13,000	1,700,010
		20,852,460
Technology Hardware, Storage & Peripherals — 8.2%
Apple, Inc.	37,000	11,451,870

Materials — 4.2%
Chemicals — 4.2%
Ecolab, Inc.	15,000	2,941,650
Scotts Miracle-Gro Company (The)	23,600	2,896,664
		5,838,314

Total Common Stocks (Cost $41,431,475)		$136,944,112

EXCHANGE-TRADED FUNDS — 1.6%	Shares	Value
iShares Nasdaq Biotechnology ETF (Cost $2,083,074)	20,000	$2,276,200

The Investment House Growth Fund Schedule of Investments January 31, 2020 (Unaudited) (Continued)
MONEY MARKET FUNDS — 0.5%	Shares	Value
First American Government Obligations Fund - Class Z, 1.45% (b) (Cost $675,091)	675,091	$675,091

Total Investments at Value — 100.4% (Cost $44,189,640) (c)		$139,895,403

Liabilities in Excess of Other Assets — (0.4%)		(557,333)

Net Assets — 100.0%		$139,338,070

ADR - American Depositary Receipt.
(a)	Non-income producing security.
(b)	The rate shown is the 7-day effective yield as of January 31, 2020.
(c)	All securities are pledged as collateral for the Fund’s bank line of credit (Note 5).
See accompanying notes to financial statements.

The Investment House Growth Fund Statement of Assets and Liabilities January 31, 2020 (Unaudited)
ASSETS
Investments in securities:
At acquisition cost	$44,189,640
At value (Note 2)	$139,895,403
Receivable for capital shares sold	20,719
Dividends and reclaims receivable	89,668
Total Assets	140,005,790

LIABILITIES
Payable for investment securities purchased	481,234
Accrued investment advisory fees (Note 4)	175,236
Accrued Trustees’ fees (Note 4)	11,250
Total Liabilities	667,720

NET ASSETS	$139,338,070

Net assets consist of:
Paid-in capital	$45,404,218
Accumulated earnings	93,933,852
Net assets	$139,338,070

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	3,288,575

Net asset value, redemption price and offering price per share (Note 2)	$42.37

See accompanying notes to financial statements.

The Investment House Growth Fund Statement of Operations For the Six Months Ended January 31, 2020 (Unaudited)
INVESTMENT INCOME
Dividend income	$593,168

EXPENSES
Investment advisory fees (Note 4)	916,229
Trustees’ fees (Note 4)	11,250
Interest expense and bank fees (Note 5)	1,340
Total expenses	928,819

NET INVESTMENT LOSS	(335,651)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized losses from investment transactions	(371,155)
Net change in unrealized appreciation (depreciation) on investments	10,969,001
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	10,597,846

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,262,195

See accompanying notes to financial statements.

The Investment House Growth Fund Statements of Changes in Net Assets
	Six Months Ended January 31, 2020 (Unaudited)	Year Ended July 31, 2019
FROM OPERATIONS
Net investment loss	$(335,651)	$(538,321)
Net realized gains (losses) from investment transactions	(371,155)	105,250
Net change in unrealized appreciation (depreciation) on investments	10,969,001	10,903,329
Net increase in net assets resulting from operations	10,262,195	10,470,258

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	4,856,391	10,610,228
Payments for shares redeemed	(2,524,847)	(5,898,026)
Net increase in net assets from captial share transactions	2,331,544	4,712,202

TOTAL INCREASE IN NET ASSETS	12,593,739	15,182,460

NET ASSETS
Beginning of period	126,744,331	111,561,871
End of period	$139,338,070	$126,744,331

CAPITAL SHARE ACTIVITY
Shares sold	123,993	293,884
Shares redeemed	(63,857)	(162,060)
Net increase in shares outstanding	60,136	131,824
Shares outstanding, beginning of period	3,228,439	3,096,615
Shares outstanding, end of period	3,288,575	3,228,439

See accompanying notes to financial statements.

The Investment House Growth Fund Financial Highlights
Per Share Data and Ratios for a Share Outstanding Throughout Each Period
	Six Months Ended January 31,		Years Ended
	2020 (Unaudited)		July 31, 2019	July 31, 2018	July 31, 2017	July 31, 2016	July 31, 2015
Net asset value at beginning of period	$39.26		$36.03	$30.13	$24.03	$26.61	$23.89

Income (loss) from investment operations:
Net investment loss	(0.10)		(0.16)	(0.18)	(0.11)	(0.11)	(0.13)
Net realized and unrealized gains on investments	3.21		3.39	6.08	6.21	0.94	2.94
Total from investment operations	3.11		3.23	5.90	6.10	0.83	2.81

Less distributions:
From net realized gains on investments	—		—	—	—	(3.41)	(0.09)

Net asset value at end of period	$42.37		$39.26	$36.03	$30.13	$24.03	$26.61

Total return (a)	7.92	%(b)	8.96%	19.58%	25.38%	3.48%	11.76%

Net assets at end of period (000’s)	$139,338		$126,744	$111,562	$92,667	$74,348	$68,335

Ratio of total expenses to average net assets	1.42	%(c)	1.42%	1.43%	1.45%	1.44%	1.62%

Ratio of net expenses to average net assets excluding borrowing costs	1.42	%(c)	1.42%	1.42%	1.43%	1.43%	1.42%

Ratio of net investment loss to average net assets	(0.51	%)(c)	(0.47%)	(0.55%)	(0.42%)	(0.53%)	(0.51%)

Portfolio turnover rate	2	%(b)	6%	5%	7%	22%	8%

(a)

Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Not annualized.
(c)	Annualized.
See accompanying notes to financial statements.

The Investment House Growth Fund
Notes to Financial Statements
January 31, 2020 (Unaudited)

1. Organization

The Investment House Growth Fund (the “Fund”) is a diversified series of The Investment House Funds (the “Trust”), an open-end management investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 2, 2001.

The investment objective of the Fund is long term capital appreciation.

2. Significant Accounting Policies

The Fund follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.” The following is a summary of the Fund’s significant accounting policies used in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities valuation – The Fund values its portfolio securities at market value as of close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open. Exchange-traded funds (“ETFs”) are valued at the last sale price on the security’s primary exchange. Lacking a last sale price, an exchange-traded security is generally valued at its last bid price. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Investments representing shares of money market funds and other open-end investment companies, except for ETFs, are valued at their net asset value (“NAV”) as reported by such companies. When using a quoted price and when the market for the security is considered active, the security will be classified as Level 1 within the fair value hierarchy (see below). If market prices are not available or The Investment House LLC, the investment adviser to the Fund (the “Adviser”), believes such prices do not accurately reflect the market value of such securities, securities will be valued by the Adviser at their fair value, according to procedures approved by the Board of Trustees and such securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of each of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

●

Level 2 – quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

The Investment House Growth Fund
Notes to Financial Statements (Continued)

●

Level 3 – model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Fund’s investments as of January 31, 2020 by security type:

	Level 1	Level 2	Level 3	Total
Common Stocks	$136,944,112	$—	$—	$136,944,112
Exchange-Traded Funds	2,276,200	—	—	2,276,200
Money Market Funds	675,091	—	—	675,091
Total	$139,895,403	$—	$—	$139,895,403

Refer to the Fund’s Schedule of Investments for a listing of the common stocks by sector and industry type. There were no Level 2 or Level 3 securities or derivative instruments held by the Fund as of or during the six months ended January 31, 2020.

Share valuation – The NAV is calculated daily by dividing the value of the Fund’s total assets, minus liabilities, by the total number of shares outstanding. The offering price and redemption price per share are equal to the NAV per share.

Investment transactions and investment income – Investment transactions are accounted for on trade date. Realized gains and losses on investments sold are determined on a specific identification basis. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Distributions to shareholders – Dividends arising from net investment income and distributions of net realized capital gains, if any, are declared and paid annually in December. The amount of distributions from net investment income and net realized capital gains are determined in accordance with income tax regulations, which may differ from GAAP. Dividends and distributions are recorded on the ex-dividend date. There were no distributions paid to shareholders during the periods ended January 31, 2020 and July 31, 2019.

The Investment House Growth Fund
Notes to Financial Statements (Continued)

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal income tax – The Fund has qualified and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). By so qualifying, the Fund will not be subject to federal income taxes to the extent that the Fund distributes its net investment income and any net realized capital gains in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of January 31, 2020:

Cost of portfolio investments	$44,189,640
Gross unrealized appreciation	$96,683,625
Gross unrealized depreciation	(977,862)
Net unrealized appreciation	95,705,763
Capital loss carryforwards	(655,224)
Other losses	(1,116,687)
Accumulated earnings	$93,933,852

As of July 31, 2019, the Fund had short-term capital loss carryforwards of $113,277 and long-term capital loss carryforwards of $541,947 for federal income tax purposes. These capital loss carryforwards, which do not expire, may be utilized in the current and future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on Federal income tax returns for the current and all open tax years (generally, three years) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

3. Investment Transactions

During the six months ended January 31, 2020, cost of purchases and proceeds from sales of investment securities, other than short-term investments, amounted to $5,475,530 and $2,116,093, respectively.

The Investment House Growth Fund
Notes to Financial Statements (Continued)

4. Transactions with Related Parties

A Trustee and certain officers of the Trust are affiliated with the Adviser, Ultimus Fund Solutions, LLC (“Ultimus”), the Fund’s administrator, transfer agent and fund accounting agent, or Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter of the Fund’s shares.

Under the terms of a Management Agreement between the Trust and the Adviser, the Adviser serves as the investment adviser to the Fund. For its services, the Fund pays the Adviser an investment management fee, which is accrued daily and paid monthly, at the annual rate of 1.40% of the Fund’s average daily net assets. The Adviser pays all of the operating expenses of the Fund except brokerage, taxes, borrowing costs, fees and expenses of non-interested Trustees, extraordinary expenses and distribution and/or service related expenses incurred pursuant to Rule 12b-1 under the Investment Company Act of 1940 (if any).

The Trust has entered into mutual fund services agreements with Ultimus, pursuant to which Ultimus provides day-to-day operational services to the Fund including, but not limited to, accounting, administrative, transfer agent, dividend disbursing, and recordkeeping services. The fees payable to Ultimus are paid by the Adviser (not the Fund).

The Trust has entered into a Distribution Agreement with the Distributor, pursuant to which the Distributor provides distribution services to the Fund and serves as principal underwriter to the Fund. The Distributor is a wholly-owned subsidiary of Ultimus. The fees payable to the Distributor are paid by the Adviser (not the Fund).

The Fund pays each Trustee who is not affiliated with the Adviser $7,500 annually. Trustees who are affiliated with the Adviser do not receive compensation from the Fund.

5. Bank Line of Credit

The Fund has a secured bank line of credit with U.S. Bank, N.A. that provides a maximum borrowing of up to $20,000,000. The line of credit may be used to cover redemptions and/or it may be used by the Adviser for investment purposes. When used for investment purposes, the Fund will be using the investment technique of “leverage.” Because the Fund’s investments will fluctuate in value, whereas the interest obligations on borrowed funds may be fixed, during times of borrowing the Fund’s NAV may tend to increase more when its investments increase in value, and decrease more when its investments decrease in value.

In addition, interest costs on borrowings may fluctuate with changing market interest rates and may partially offset or exceed the return earned on the borrowed funds. Also, during times of borrowing under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. Unless profits on assets acquired with borrowed funds exceed the costs of borrowing, the use of borrowing will diminish the investment performance of the Fund compared with what it would have been without borrowing.

The Investment House Growth Fund
Notes to Financial Statements (Continued)

Borrowings under this arrangement bear interest at a rate per annum equal to the Prime Rate minus 0.25% at the time of borrowing. The Fund also pays an annual renewal fee of $1,000 plus any legal fees related to the arrangement. The line of credit matures on December 8, 2020. The Fund did not borrow under the line of credit during the six months ended January 31, 2020.

6. Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

7. Sector Risk

If the Fund’s portfolio is overweighted in a certain sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not overweighted in that sector. To the extent the Fund is overweighted in the Information Technology sector, it will be affected by developments affecting that sector. Companies in this sector may be significantly affected by intense competition. In addition, technology products may be subject to rapid obsolescence. As of January 31, 2020, the Fund had 42.2% of the value of its net assets invested in companies within the Information Technology sector.

8. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

The Investment House Growth Fund
About Your Fund’s Expenses (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur ongoing costs, including management fees and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (August 1, 2019 – January 31, 2020).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return before expenses. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not impose any sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund’s expenses, including annual expense ratios for the most recent five fiscal years, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

The Investment House Growth Fund
About Your Fund’s Expenses (Unaudited) (Continued)

	Beginning Account Value August 1, 2019	Ending Account Value January 31, 2020	Expenses Paid During Period*
Based on Actual Fund Return	$ 1,000.00	$ 1,079.20	$ 7.42
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,018.00	$ 7.20

*	Expenses are equal to the Fund’s annualized expense ratio of 1.42% for the period, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-888-456-9518, or on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-888-456-9518, or on the SEC’s website at www.sec.gov.

The Trust files a complete listing of portfolio holdings of the Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-Q’s successor form, Form N-PORT. The filings are available upon request by calling 1-888-456-9518. Furthermore, you may obtain a copy of the filings on the SEC’s website at www.sec.gov.

The Investment House Growth Fund
Advisory Agreement Approval (Unaudited)

The Board of Trustees, including the Independent Trustees voting separately, have reviewed and approved the continuance of the Fund’s Management Agreement (the “Agreement”) with the Adviser. Approval took place at an in-person meeting held on September 17, 2019, at which all of the Trustees were present.

The Trustees were advised by independent counsel of their fiduciary obligations in approving the Agreement and the Trustees requested such information from the Adviser as they deemed reasonably necessary to evaluate the terms of the Agreement and whether the Agreement continues to be in the best interests of the Fund and its shareholders. The Trustees reviewed: (i) the investment performance of the Fund and the Adviser; (ii) the nature, extent and quality of the services provided by the Adviser; (iii) the costs of the services provided and the profits realized by the Adviser and its affiliates from its relationship with the Fund; (iv) the extent to which economies of scale will be realized as the Fund grows; (v) whether fee levels reflect these economies of scale for the benefit of the Fund’s shareholders; and (vi) whether the Fund’s advisory fee is reasonable in comparison to fees paid by other funds in its peer group and in absolute terms. The Trustees reviewed the background, qualifications, education and experience of the Adviser’s primary investment and key operational personnel. The Trustees also discussed and considered the quality of administrative and other services provided to the Trust, the Adviser’s compliance program, and the Adviser’s role in coordinating such services and programs. The Independent Trustees were advised by experienced independent counsel throughout the process. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Agreement with management and also met in a private session with counsel at which no representatives of the Adviser were present.

Nature, extent and quality of services

The Independent Trustees discussed the responsibilities of the Adviser under the Agreement, noting that the Adviser is responsible for providing the Fund with investment research and advice, and determining the securities to be purchased and sold in accordance with the investment objective and policies of the Fund. The Independent Trustees reviewed the Adviser’s Form ADV (Parts 1 and 2) and biographical information on each of the Adviser’s key personnel from its investment management and compliance teams. The Trustees also considered the Adviser’s compliance procedures and its commitment to compliance.

The Independent Trustees considered the Adviser’s responsibilities with regards to brokerage selection. The Trustees noted that the Adviser does not participate in any “soft dollar” arrangements.

Investment Results

The Independent Trustees reviewed information regarding the Fund’s historical performance as compared to the S&P 500 Index (its primary benchmark) and to other relevant averages. The Independent Trustees discussed the Fund’s performance for the one-year, five-year, and 10-year periods ended June 30, 2019, noting that the Fund underperformed compared to its benchmark index for the one-year period, but outperformed for the five-year and 10-year periods. The Trustees also observed that the Fund underperformed compared to the average and median of all large cap growth funds, the Fund’s peer group as assigned by Morningstar,

The Investment House Growth Fund
Advisory Agreement Approval (Unaudited) (Continued)

as well as the average and median of large cap growth funds with assets under $200 million for the one-year period, but outperformed the average and median of both groups for the five-year and 10-year periods.

Advisory fees and total expenses

In reviewing the advisory fee and total expense ratio of the Fund, the Independent Trustees were provided with comparative expense and advisory fee information for equity funds classified by Morningstar as large growth funds. The Independent Trustees considered the Fund’s fee arrangement in which the Adviser is responsible for paying most of the Fund’s ordinary operating expenses out of its resources, noting that comparisons with the Fund’s overall expense ratio may be more relevant than comparisons of advisory fees only. The Independent Trustees specifically noted that the Fund’s total expense ratio of 1.43% is higher than the average and median of all funds classified by Morningstar as large growth (1.09% and 0.98%, respectively) and the average and median expense ratios of those funds within the Morningstar large growth category that are true no-load funds having less than $200 million in assets (1.00% and 0.95%, respectively).

The Independent Trustees also reviewed information regarding the advisory fees charged by the Adviser to its non-fund clients with similar investment mandates. They noted that the Adviser’s fee schedule ranges from 1.00% to 1.50% per annum depending on the level of assets managed by the Adviser. The Independent Trustees also considered the significant investment, operational and regulatory differences between advising a mutual fund and non-fund client accounts.

The Independent Trustees next reviewed the Adviser’s analysis of its profitability with respect to the Agreement and the Adviser’s balance sheet as of August 31, 2019. The Independent Trustees noted that the Adviser’s profitability analysis indicates that the Adviser earned what they considered to be a modest net profit (without taking into account marketing and distribution expenses) with respect to the Agreement for the period covered by the analysis. The Independent Trustees also concluded that the Adviser possesses the financial resources necessary to serve as investment adviser to the Fund.

Ancillary benefits

The Independent Trustees considered the ancillary benefits that the Adviser may receive with regard to providing advisory services to the Fund and concluded that, in light of the amounts involved, these factors are only secondary factors in connection with the evaluation of the reasonableness of the advisory fees paid by the Fund.

Economies of Scale

The Independent Trustees considered economies of scale, noting that at the present time the Fund has not realized any significant economies of scale. They observed that as the Fund continues to grow in assets, this factor will become more relevant to their consideration process and it may become necessary at some future point for the Adviser to consider adding breakpoints to the Agreement.

The Investment House Growth Fund
Advisory Agreement Approval (Unaudited) (Continued)

Conclusion

Based on their review, including their consideration of each of the factors referred to above, the Independent Trustees concluded that: (i) based on both the short-term and long-term performance of the Fund and the consistent application of the Fund’s investment strategies, as well as the other services provided under the Agreement, such as the selection of broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and overseeing the activities of the Fund’s other service providers, they believe that the Adviser has provided quality services to the Fund; (ii) the Fund’s overall expense ratio of 1.43% is reasonable compared to comparably managed funds, and in light of the Fund’s performance as compared to its benchmark and its peers; (iii) comparisons between the advisory fees payable to the Adviser with other comparably managed funds are not particularly meaningful due to the Adviser’s commitment to pay most of the Fund’s ordinary operating expenses out of the Adviser’s own resources; and (iv) the advisory fees charged by the Adviser to the Fund were within the range of advisory fees charged by the Adviser to its privately managed accounts. The Independent Trustees discussed the significant differences between the services provided by the Adviser to the Fund and those provided to the privately managed accounts. The Independent Trustees also discussed economies of scale, deciding that at the present time it would not be relevant to consider the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale. The Independent Trustees did note that if the Fund grows significantly in assets it may become necessary for the Adviser to consider adding fee breakpoints to the Agreement. The Independent Trustees also considered the “fallout benefits” to, and the profitability of, the Adviser but, given the amounts involved, viewed these as secondary factors in connection with the evaluation of the reasonableness of the advisory fees paid by the Fund.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Agreement. Rather, the Trustees concluded, in light of a weighing and balancing of all factors considered, that it would be in the best interests of the Fund and its shareholders to renew the Agreement for an additional annual period.

THE INVESTMENT HOUSE FUNDS

Investment Adviser
The Investment House LLC
300 Corporate Pointe
Suite 380
Culver City, CA 90230

Administrator
Ultimus Fund Solutions, LLC
225 Pictoria Drive
Suite 450
Cincinnati, Ohio 45246
1.888.456.9518

Legal Counsel
Thompson Hine LLP
312 Walnut Street
Suite 1400
Cincinnati, Ohio 45202

Custodian
U.S. Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

Board of Trustees
Darrin F. DelConte
Nicholas G. Tonsich
Timothy J. Wahl
Michael A. Zupanovich

Officers
Timothy J. Wahl, President
Robert G. Dorsey, Vice President
David L. Kahn, CCO and Secretary
Brian J. Lutes, Treasurer

Item 2. Code of Ethics.

Not required

Item 3. Audit Committee Financial Expert.

Not required

Item 4. Principal Accountant Fees and Services.

Not required

Item 5. Audit Committee of Listed Registrants.

Not applicable

Item 6. Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Committee of Independent Trustees shall review shareholder recommendations for nominations to fill vacancies on the registrant’s board of trustees if such recommendations are submitted in writing and addressed to the Committee at the registrant’s offices. The Committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the board of trustees, including any recommended by shareholders.

Item 11. Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13. Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not required

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(a)(4) Change in the registrant’s independent public accountants. Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act
Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Investment House Funds

By (Signature and Title)*		/s/ Timothy J. Wahl
Timothy J. Wahl, President

Date	April 3, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Timothy J. Wahl
Timothy J. Wahl, President

Date	April 3, 2020

By (Signature and Title)*		/s/ Brian J. Lutes
Brian J. Lutes, Treasurer

Date	April 3, 2020

*	Print the name and title of each signing officer under his or her signature.